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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






        DATE OF REPORT (Date of earliest event reported): March 21, 2001
                                                          ---------------


                                    VIB Corp
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


            333-43021                              33-0780371
     -----------------------                --------------------------
     (Commission File Number)               (IRS Employer I.D. Number)


          1498 Main Street, El Centro, California            92243
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           (Address of principal executive offices)       (Zip Code)


                                 (760) 337-3200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On March 21 and March 22, 2001, the Registrant and its three banking subsidiaries entered into Plans of Reorganization and Agreements of Merger pursuant to which Bank of Stockdale, F.S.B., headquartered in Bakersfield, California, and Kings River State Bank, headquartered in Reedley, California, will each be merged with and into Valley Independent Bank, headquartered in El Centro, California. It is anticipated that the consolidation of the three subsidiaries will become effective by late in the second quarter, 2001, subject to regulatory approvals.

     The Registrant has previously indicated its intention to continue to operate the Kings River and the Bank of Stockdale branches under their current names in order to maintain local market recognition.

Item 7. Financial Statements and Exhibits

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      List of Exhibits

                  2.1 Plan of Reorganization and Agreement of Merger dated March 21, 2001 by and between Valley Independent Bank, Bank of Stockdale, F.S.B., and VIB Corp
                                                                            3

                  2.2 Plan of Reorganization and Agreement of Merger dated March 22, 2001 by and between Valley Independent Bank, Kings River State Bank and VIB Corp
                                                                            7


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIB CORP



Date:  March 28, 2001                 /s/ Harry G. Gooding, III
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                                    Harry G. Gooding, III
                                    Executive Vice President
                                    and Chief Financial Officer



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